U. S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 19, 2002

Commission file number     0-26013

MULTI-LINK TELECOMMUNICATIONS, INC.
(Exact name of small business issuer
as specified in its charter)

    Colorado                                                            84-1334687
    (State or other jurisdiction of                                  (IRS Employer Identification No.)
incorporation or organization)

4704 Harlan Street, Suite 420, Denver, CO 80212
(Address of principal executive offices)

(303) 831-1977
(Issuer's telephone number)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report)

ITEM 5. OTHER EVENTS

        On March 19, 2002, Multi-Link Telecommunications, Inc. (“Multi-Link”) completed an agreement with Westburg Media Capital, L.P., its primary lender (“Westburg”) as follows:

        1. The maturity of Multi-Link’s loan with Westburg was changed from October 31, 2003 to July 31, 2002.

        2. Westburg agreed to waive certain defaults by Multi-Link under the credit facility through July 31, 2002, and to forbear from exercising any remedies under the credit facility in connection with such defaults through July 31, 2002.

        3. Multi-Link granted Westburg additional security for the credit facility. Multi-Link pledged to Westburg and granted Westburg a security interest in all outstanding shares of capital stock of VoiceLink, Inc. and of One Touch Communications, Inc. and all of the assets of each of such subsidiaries.

        The foregoing summary is qualified in its entirety by the more detailed terms and conditions set forth in the Modification and Forbearance Agreement, Pledge Agreement and Replacement Security Agreement filed with this Form 8-K as Exhibits.

        Multi-Link also signed an Agreement for Purchase with Signius Corporation (“Signius”) pursuant to which Signius has agreed to acquire all of the assets of Multi-Link’s Telephone Answering Service (“TAS”) business in Indianapolis, IN for $475,000. The parties expect this transaction to close on or about March 29, 2002. The foregoing summary is qualified in its entirety by the terms and provisions of the Agreement for Purchase filed as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

        (c)     Exhibits

10.1	Agreement for Purchase by and between Multi-Link Communications LLC and Signius Corporation, dated March 20, 2002. The following Schedules A – F and Exhibits 1 and 2 thereto have been omitted and will be furnished to the Securities and Exchange Commission upon request.

10.2	Modification and Forbearance Agreement is entered into as of March 19, 2002, by Multi-Link Telecommunications, Inc., a Colorado corporation, Multi-Link Communications, Inc., a Colorado corporation, VoiceLink, Inc., a Georgia corporation, One Touch Communications, Inc., a Colorado corporation, and Westburg Media Capital, L.P., a Washington limited partnership.

10.3	Pledge Agreement is made and entered into as of March 19, 2002, by Multi-Link Telecommunications, Inc., a Colorado corporation, for the benefit of Westburg Media Capital L.P.

10.4	Replacement Security Agreement is made as of March 19, 2002, among Multi-Link Telecommunications, Inc., a Colorado corporation, Multi-Link Communications, Inc., a Colorado corporation, VoiceLink, Inc., a Georgia corporation, and One Touch Communications, Inc., a Colorado corporation, and Westburg Media Capital L.P., a Washington limited partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       MULTI-LINK TELECOMMUNICATIONS, INC.

Date         March 25, 2002                                                               By: /s/ David J. Cutler
                                                                                                              David J. Cutler, Chief Financial Officer